UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 4, 2026

CLIPPER REALTY INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-38010	47-4579660
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4611 12th Avenue, Suite 1L Brooklyn, New York	11219
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 438-2804

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CLPR	New York Stock Exchange

EXPLANATORY NOTE

Clipper Realty Inc. (the "Company") is filing this Amendment No. 1 on Form 8-K/A (this "Amendment") to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2026 (the "Original Form 8-K"). This Amendment is being filed solely to correct the shareholder of record date for the Company's previously announced third quarter dividend, as disclosed in the press release furnished as Exhibit 99.1 to the Original Form 8-K (the “Press Release”), from November 16, 2026 to November 17, 2026. Except as described above, this Amendment does not amend, modify, or update any other disclosures in the Original Form 8-K, including, but not limited to, disclosures in the Press Release, and does not reflect events occurring after the filing of the Original Form 8-K.

Item 2.02. Results of Operations and Financial Condition

On November 4, 2026, Clipper Realty Inc. issued a press release announcing its financial results for the quarterly period ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Form 8-K under Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description
99.1	Press Release dated November 4, 2026, announcing financial results for the quarterly period ended September 30, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clipper Realty Inc.
(Registrant)

By:	/s/ David Bistricer
Name:	David Bistricer
Title:	Co-Chairman and Chief Executive Officer

Date: November 5, 2026